NSAR 77O

VK LIT Aggressive Growth
10f-3 Transactions


 Under-   Underwriting     Purchased        Amount of   % of         Date of
 Writing                 From           Shares    Underwriting Purchase
 #                                      Purchased
   1     KPMG Consulting   Merrill Lynch      100  0.000%    02/05/01
   2     Kraft Foods Inc.  FBC                100  0.000%    06/12/01
   3     Odessey Re Holding Bear Sterns       100  0.001%    06/14/01
   4     Phoenix Companies    Merill Lynch    100  0.000%    06/19/01

Other Principal Underwriters for #1

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorp
Banc of America Securities
BNY Capital Markets, Inc.
Bear, Stearns & Co., Inc.
Blaylock & Partners, L.P.
Epoch Securities, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co., L.P.
Lehman Brothers Inc.
PNC Capital Markets, Inc.
Sanders Morris Harris Inc.
SG Cowen Securities Corporation

Other Principal Underwriters for #2

 Suisse Credit First Boston Corporation
Salomon Smith Barney Inc.
Deutsche Banc Alex Brown Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
BNP Paribas
HSBC Securities (USA) Inc.
Lehman Brothers Inc.
Blaylock & Partners, L.P.
Dresdner Leinwaort Wasserstein Securities LLC
Prudential Securities Incorporated
Ramirez & Co., Inc.
Sanford C. Bernstein & Co., Inc.
Utendahl Capital Partners, L.P.
ABN AMRO Rothschild LLC
Credit Lyonnais Securities (USA) Inc.
ING Barings Corp.
Robertson Stephens, Inc.
SG Cowen Securities Corporation
Muriel Siebert & Co.k, Inc.
BNY Capital Markets, Inc.
Dain Rauscher Incorporated
Davenport & Co. LLC
A.G. Edwards & Sons, Inc.
Invemed Associates, LLC
Adams, Harnkess & Hill, Inc.
Advest Inc.
Robert W. Baird & Co. Incorporated
Banca Akros S.p.A. Gruppo Banco Popolare di Milano S.c.a.r.l.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
BBVA Securities Inc.
M.R. Beal & Company
William Blair & Company, L.L.C.
BOE Securities, Inc.
The Chapman Company
Chatsworth Securities LLC.
Crowell, Weedon & Co.
CSFBdirect Inc.
Danske Securities
D.A. Davidson & Co.
Doley Securities, Inc.
Fahnestock & Co. Inc.
Gardner Rich & Company, Inc.
Gruntal & Co. L.L.C.
Guzman & Company
Intesa Bci
Jackson Securities Incorporated
Janney Montgomery Scott LLC
C.L. King & Associates, Inc.
Lehenthal & Co., Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets
May Davis Group
McDonald Investments Inc., a KeyCorp Company
Melvin Securities, LLC
Mizuho International plc
Neuberger Berman, LLC
Ormes Capital Markets, Inc.
Parker/Hunter Incorporated
Pryor, Counts, & Co. Inc.
Raymond James & Associates, Inc.
Redwood Securities Group Inc.
Sanders Morris Harris
Santander Securities
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sturdivant & Co., Inc.
Tucker Anthony Incorporated
The Williams Capital Group, L.P.


Other Principal Underwriters for #3

Banc of America Securities LLC
CIBC World Markets Corp
Bear, Stearns & Co. Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
UBS Warburg Llc
BMO Nesbitt Burns Corp.
Cochran, Caronia & Co. Inc.
Ferris, Baker Watts, Inc.
Fox-Pit, Kelton Inc.
Janney Montgomery Scott LLC
Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Incorporated
RBC Dominion Securities Corporation Scotia Capital (USA) Inc.

Other Participating Underwriters for #4

Morgan Stanley & Co. Incorporated
Merril Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Bear, Stearns & Co., Inc.
Deutsche Banc Alex.Brown Inc.
UBS Warburg LLC
ABN Amro Incorporated
Advest, Inc.
Banc of America Securities LLc
Barrington Research Associates, Inc.
BMO Nesbitt Burns Corp.
BNY Capital Markets, Inc
Conning & Company
Dresdner Kleinwort Wasserstein
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co. L.P.
Keefe, Bruyette & Woods Inc.
Morgan Keegan & Company, Inc.
Neuberger Berman, LLC
Putnam, Lovell & Thorton Inc.
Waxhovia Securities, Inc.
The Williams Capital Group, L.P.












NSAR 770
VK LIT Asset Allocation
10f-3 Transactions


 Under-    Underwriting Purchased  Amount of          % of Under- Date of
 Writing#             From      Shares purchase   writing   purchase

   1      Comcast     Salomon   250               0.02%     01/10/01
	         Corporation

Other Principal Underwriters for #1

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc
Banc of America Securities LLC
Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
BNY Capital Markets, Inc.
Barclays Capital Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
First Union Securities, Inc.
Fleet Securities, Inc.
Lehman Brothers Inc.
Scotia Capital (USA) Inc.
SunTrust Equitable Securities Corporation












NSAR 77O

VK LIT Comstock
10f-3 Transactions


Under-    Underwriting  Purchased  Amount of         % of Under-  Date of
Writing#              From      Shares purchase writing     purchase

    1    Willis Group SBSWB     1,500           0.008%      06/11/01
         Holdings

Other Participating Underwriters for #1

Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLc
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
BNP Paribas
Cochran, Caronia Securities LLc
Conning & Company
Dowling & Partners Securities, LLC
A.G. Edwards & Sons, Inc.
Epoch Partners
First Union Securities, Inc.
Fox-Pitt, Kelton Inc.
Friedman, Billings, Ramsey
Janney Montgomery Scott LLC
Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Incorporated
Neuberger & Bergman
Shemano Group
Muriel Siebert & Co., Inc.





NSAR 77O

VK LIT Domestic Income
10f-3 Transactions

Under-  Underwriting         Purchased  Amount of         % of Under-  Date of
Writing                     From      Shares purchase writing    purchase
#
   1    Comcast Corporation Salomon    250            0.02%      01/10/01
   2    France Telecom      Salomon    250            0.01%      03/07/01
   3    epublic of Italy    Salomon    150            0.01%      03/29/01

Other Principal Underwriters for #1

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc
Banc of America Securities LLC
Chase Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
BNY Capital Markets, Inc.
Barclays Capital Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
First Union Securities, Inc.
Fleet Securities, Inc.
Lehman Brothers Inc.
Scotia Capital (USA) Inc.
SunTrust Equitable Securities Corporation

Other Principal Underwriters for #2

Salomon Smith Barney
Goldman Sachs & Co.
Morgan Stanley Dean Witter & Co.
UBS Warburgh


Underwriting Participants for #3

Deutsche Bank AG London
Merrill Lynch International Ltd.
ABN AMRO
Banca IMI
Lehman Brothers Intl (Europe)
Morgan Stanley  Dean Witter
UBS Warburg




NSAR 77O

VK LIT Enterprise
10f-3 Transactions


Under-    Underwriting   Purchased        Amount of  % of Under-  Date of
Writing#              From            Shares     writing    purchase
                                      Purchased
   1     Sprint Corp  Lehman Brothers  14,200    0.009%     05/31/01


Other Principal Underwriters for #1

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
Deutsche Banc Alex.Brown Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Allen & Company Incorporated
Robert W. Baird & Co. Incorporated
Dresdner Kleinwort Wasserstein
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Edward D. Jones & Co. L.P.
Prudential Securities Incorporated
Samuel A. Ramirez & Company, Inc.
Muriel Sierbert & Co., Inc.
The Williams Capital Group, L.P.






NSAR 77O

VK LIT Emerging Growth
10f-3 Transactions

Under-   Underwriting     Purchased         Amount of  % of Under- Date of
Writing                From            Shares     writing    purchase
#                                       Purchased
   1   Kraft Foods Inc. Lehman Brothers  25,400   0.009%     06/12/01


Other Principal Underwriters for #1

Suisse Credit First Boston Corporation
Salomon Smith Barney Inc.
Deutsche Banc Alex Brown Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
BNP Paribas
HSBC Securities (USA) Inc.
Lehman Brothers Inc.
Blaylock & Partners, L.P.
Dresdner Leinwaort Wasserstein Securities LLC
Prudential Securities Incorporated
Ramirez & Co., Inc.
Sanford C. Bernstein & Co., Inc.
Utendahl Capital Partners, L.P.
ABN AMRO Rothschild LLC
Credit Lyonnais Securities (USA) Inc.
ING Barings Corp.
Robertson Stephens, Inc.
SG Cowen Securities Corporation
Muriel Siebert & Co.k, Inc.
BNY Capital Markets, Inc.
Dain Rauscher Incorporated
Davenport & Co. LLC
A.G. Edwards & Sons, Inc.
Invemed Associates, LLC
Adams, Harnkess & Hill, Inc.
Advest Inc.
Robert W. Baird & Co. Incorporated
Banca Akros S.p.A. Gruppo Banco Popolare di Milano S.c.a.r.l.
BB&T Capital Markets, a division of Scott & Stringfello, Inc.
BBVA Securities Inc.
M.R. Beal & Company
William Blair & Company, L.L.C.
BOE Securities, Inc.
The Chpaman Company
Chatsworth Securities LLC.
Crowell, Weedon & Co.
CSFBdirect Inc.
Danske Securities
D.A. Davidson & Co.
Doley Securities, Inc.
Fahnestock & Co. Inc.
Gardner Rich & Company, Inc.
Gruntal & Co. L.L.C.
Guzman & Company
Intesa Bci
Jackson Securities Incorporated
Janney Montgomery Scott LLC
C.L. King & Associates, Inc.
Lehenthal & Co., Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets
May Davis Group
McDonald Investments Inc., a KeyCorp Company
Melvin Securities, LLC
Mizuho International plc
Neuberger Berman, LLC
Ormes Capital Markets, Inc.
Parker/Hunter Incorporated
Pryor, Counts, & Co. Inc.
Raymond James & Associates, Inc.
Redwood Securities Group Inc.
Sanders Morris Harris
Santander Securities
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated

Sturdivant & Co., Inc.
Tucker Anthony Incorporated
The Williams Capital Group, L.P.








NSAR 77O

VK LIT Growth & Income
10f-3 Transactions


 Under-  Underwriting       Purchased        Amount of  % of Under- Date of
Writing                  From           Shares     writing    purchase
#                                       Purchased
   1     Sprint Corp.    Lehman Brothers  13,100    0.009%    05/31/01
   2     Willis Group
         Holdings        SBSB             2,600     0.013%    06/11/01
   3     Phoenix Companies Merrill Lynch  10,300    0.021%    06/19/01

Other Principal Underwriters for #1

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
UBS Warburg LLC
Deutsche Banc Alex.Brown Inc.
Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Allen & Company Incorporated
Robert W. Baird & Co. Incorporated
Dresdner Kleinwort Wasserstein
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Edward D. Jones & Co. L.P.
Prudential Securities Incorporated
Samuel A. Ramirez & Company, Inc.
Muriel Sierbert & Co., Inc.
The Williams Capital Group, L.P.

Other Participating Underwriters for # 2

Salomon Smith Barney Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLc
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC
BNP Paribas
Cochran, Caronia Securities LLc
Conning & Company
Dowling & Partners Securities, LLC
A.G. Edwards & Sons, Inc.
Epoch Partners
First Union Securities, Inc.
Fox-Pitt, Kelton Inc.
Friedman, Billings, Ramsey
Janney Montgomery Scott LLC
Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Incorporated
Neuberger & Bergman
Shemano Group
Muriel Siebert & Co., Inc.

Other Participating Underwriters for #3

Morgan Stanley & Co. Incorporated
Merril Lynch, Pierce, Fenner & Smith Incorporated
A.G. Edwards & Sons, Inc.
Bear, Stearns & Co., Inc.
Deutsche Banc Alex.Brown Inc.
UBS Warburg LLC
ABN Amro Incorporated
Advest, Inc.
Banc of America Securities LLc
Barrington Research Associates, Inc.
BMO Nesbitt Burns Corp.
BNY Capital Markets, Inc
Conning & Company
Dresdner Kleinwort Wasserstein
Fox-Pitt, Kelton Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co. L.P.
Keefe, Bruyette & Woods Inc.
Morgan Keegan & Company, Inc.
Neuberger Berman, LLC
Putnam, Lovell & Thorton Inc.
Waxhovia Securities, Inc.
The Williams Capital Group, L.P.